EXHIBIT 99.2

                                                                  EXECUTION COPY


                      LOAN SALE AND CONTRIBUTION AGREEMENT
       (SLC Student Loan Receivables I, Inc. to SLC Student Loan Trust-I)

            This Loan Sale and Contribution Agreement (this "Agreement") made and entered into as of March 27, 2002, by and among SLC Student Loan Trust-I, a Delaware business trust (the "Purchaser") acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Purchaser Trustee") and SLC Student Loan Receivables I, Inc., a Delaware corporation (the "Seller") acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Seller Trustee").


                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS, the Purchaser, by and through the Purchaser Trustee, desires to acquire from the Seller certain FFELP Loans (as defined below) to assist students in obtaining a post-secondary education, title to which will be held by the Purchaser Trustee pursuant to the Eligible Lender Trust Agreement, and the Seller, by and through the Seller Trustee, desires to sell and contribute certain FFELP Loans to the Purchaser, title to which will be held by and through the Purchaser Trustee, in accordance with the terms and conditions of this Agreement.

            WHEREAS, the Seller is the settlor and sole beneficiary of the Purchaser.


            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

            Section 1. Definitions.

            "Borrower" means the student or parent obligor under an Eligible
Loan.

            "Contract of Insurance" means an agreement between the Secretary of Education and either the Seller Trustee or the Seller providing for the insurance by the Secretary of Education of the principal of and accrued interest on a FFELP Loan to the maximum extent permitted under the Higher Education Act.

            "Eligible Lender Trust Agreement" means the Eligible Lender Trust Agreement, dated March 27, 2002, between the Purchaser Trustee and the Purchaser.

            "Eligible Loan" means a FFELP Loan authorized to be acquired by the Purchaser by and through the Purchaser Trustee which (i) has been or will be made to a borrower for post-secondary education; (ii) is Guaranteed; (iii) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments; (iv) is either a consolidation loan or was originated to, or to parents on behalf of, a borrower attending a four-year college or university or enrolled in a graduate degree program; and (v) complies with each representation and warranty with respect thereto contained herein.

            "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans insured or guaranteed by any Guarantee Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

            "FFELP Loans" means those specific loans acquired by the Purchaser Trustee, on behalf of the Purchaser, from the Seller Trustee on behalf of the Seller pursuant to this Agreement, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

            "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

            "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a state or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with the Purchaser Trustee on behalf of the Purchaser.

            "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either the Purchaser Trustee or the Seller Trustee providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans to Borrowers, made or acquired by the Purchaser Trustee or the Seller Trustee from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to the Purchaser or the Purchaser Trustee pertaining to Eligible Loans.

            "Guaranteed Loans" means FFELP Loans that are Guaranteed.

            "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

            "Higher Education Act" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

            "Interest Subsidy Payments" means interest subsidy payments received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

            "Loan Purchase Date" means each date on which the Purchaser Trustee, on behalf of the Purchaser, acquires Eligible Loans from the Seller Trustee, on behalf of the Seller, as described in Section 2(b) hereof.

            "Loan Sale Agreement" means the Loan Sale and Contribution Agreement by and among SLC Student Loan Receivables I, Inc., acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee and The Student Loan Corporation including all exhibits and schedules attached hereto, and any addenda, supplements or amendments hereto.

            "Loan Transfer Addendum" means a Loan Transfer Addendum, in the form set forth in Exhibit A executed by the Seller, the Seller Trustee, the Purchaser and the Purchaser Trustee.

            "Loan Sale and Contribution Agreement" means this FFELP Loan Sale and Contribution Agreement including all exhibits and schedules attached hereto, and any addenda, supplements or amendments hereto.

            "Loan Transfer Schedule" means a written schedule in the form attached to the Loan Transfer Addendum.

            "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L. 105-244,ss. 427,112 Stat. 1702 (1998) as amended by Public Law No: 106-554
(enacted December 21, 2000) and as codified at 20 U.S.C.ss. 1082(m)(1).

            "MPN Loan" means a FFELP Loan evidenced by a Master Note.

            "Purchaser" has the meaning set forth in the recitals to this Agreement.

            "Purchaser Trustee" has the meaning set forth in the recitals to this Agreement.

            "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

            "Seller" has the meaning set forth in the recitals to this Agreement.

            "Seller Trustee" has the meaning set forth in the recitals to this Agreement.

            "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

            Section 2. Sale and Contribution of FFELP Loans.

            (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Seller, acting by and through the Seller Trustee, agrees to sell and contribute to the Purchaser Trustee, acting on behalf of the Purchaser, and the Purchaser, acting by and through the Purchaser Trustee under the Eligible Lender Trust Agreement, agrees to acquire from the Seller, a portfolio of FFELP Loans which are Eligible Loans in the aggregate unpaid principal amount as set forth in the Loan Transfer Addendum dated as of the date hereof.

            (b) Additional portfolios of FFELP Loans may be acquired from the Seller hereunder by the Purchaser by and through the Purchaser Trustee from time to time in the future, if the parties hereto execute and deliver a subsequent Loan Transfer Addendum for each such acquisition of a portfolio, reflecting the aggregate unpaid principal balance of Eligible Loans contained in such portfolio on the applicable Loan Purchase Date, and if the Seller executes and delivers to the Purchaser all documents required under Section 4 hereof as of the applicable Loan Purchase Date. Any subsequent acquisition of an additional portfolio of FFELP Loans shall be governed in all respects by this Agreement together with the Loan Transfer Addendum pertaining to such portfolio. With respect to any subsequent acquisition of an additional portfolio of FFELP Loans hereto, the parties hereto shall have executed a Loan Transfer Addendum not less than one business day prior to the applicable Loan Purchase Date.

            (c) Consummation of the sale and contribution of each FFELP Loan shall require execution and delivery to the Purchaser of (i) a Seller's Closing Certificate dated as of the applicable Loan Purchase Date in the form of Exhibit B hereof (and delivery of the documents described in Exhibit B) (a "Seller's Closing Certificate"); (ii) a Blanket Endorsement dated as of the applicable Loan Purchase Date in the form set forth in Exhibit C hereof (each, a "Blanket Endorsement"); and (iii) a Bill of Sale dated as of the applicable Loan Purchase Date in the form set forth in Exhibit D hereof (each, a "Bill of Sale").

            (d) It is the intention of the Seller that the transfer from the Seller to the Purchaser Trustee on behalf of the Purchaser constitutes a true sale and contribution of the FFELP Loans hereunder and that neither the interest in nor title to the FFELP Loans shall become or be deemed property of the Seller for any purpose under applicable law.

            (e) Delivery and payment for the FFELP Loans shall take place at a location to be specified by the Purchaser not later than the applicable Loan Purchase Date set forth in the Loan Transfer Addendum pertaining to such FFELP Loans.

            (f) Subject to the terms and conditions of this Agreement, the Purchaser agrees to acquire the FFELP Loans by and through the Purchaser Trustee at a price set forth in or determined pursuant to the applicable Loan Transfer Addendum. The excess of the fair market value of the FFELP Loans acquired over such price shall be deemed a contribution by Seller to the capital of the Purchaser. Seller shall continue due diligence servicing in compliance with the Higher Education Act, at Seller's cost, up to the applicable Loan Purchase Date; thereafter, servicing shall be paid for by, and shall be the responsibility of, the Purchaser.

            (g) If Seller originates or acquires a FFELP Loan which is a consolidation loan under Section 428C of the Higher Education Act, and the proceeds of such consolidation loan are used to repay the principal and interest due on a FFELP Loan transferred by Seller to the Purchaser hereunder, then Seller shall rebate the unamortized premiums paid by the Purchaser to Seller in connection with the acquisition of said FFELP Loan.

            Section 3. Assingment of Loan Sale Agreement. The Seller hereby assigns all of its right, title and interest in the Loan Sale Agreement to the Purchaser in its individual capacity and not acting by and through the Purchaser Trustee.

            Section 3. Representations, Warranties, Covenants and Agreements of the Seller. With respect to FFELP Loans transferred on a Loan Purchase Date, the Seller will make the following representations and warranties on the applicable Loan Sale Purchase Date.

            (a) (i) Any information furnished by the Seller to the Purchaser, or the Purchaser's agents with respect to a FFELP Loan, including the Loan Transfer Schedule attached to the Loan Transfer Addendum, is true, complete and correct in all material respects.

            (ii) The Seller or the Seller's eligible lender trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and the Seller or the Seller's eligible lender trustee has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

            (iii) The Seller acting through the Seller's eligible lender trustee is the sole owner and holder of each FFELP Loan and has full right and authority to sell, contribute and assign the same free and clear of all liens, claims or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, claims, encumbrances and security interests of any description.

            (iv) The Seller and any independent servicer have each exercised and shall continue to exercise, until the scheduled sale and contribution date, due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans.

            (v) With respect to all FFELP Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the bonds and/or notes issued by the Purchaser to finance the FFELP Loans.

            (vi) Other than pursuant to this Agreement, the Seller has not pledged, assigned, transferred, granted a security interest in, or otherwise conveyed any of the FFELP Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the FFELP Loans other than any financing statement relating to transfer of the FFELP Loans pursuant to this Agreement. The Seller is not aware of any judgment or tax lien filings against the Seller.

            (vii) None of the FFELP Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Seller pursuant to the Loan Sale Agreement and the Purchaser pursuant to this Agreement.

            (b) (i) The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement.

            (ii) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Agreement and this Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and no consent, approval or authorization is required in connection with the consummation of the transactions herein contemplated, except for those that have been obtained.

            (iii) The Seller is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction of organization and has the power and authority to own its assets and carry on its business as now being conducted.

            (iv) The Seller shall not organize under the law of any jurisdiction other than the state under which it is organized as of the initial Loan Purchase Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Purchaser. Before effecting such change, the Seller shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Purchaser's interests in the FFELP Loans.

            (v) All loan documentation shall be delivered to a custodian prior to payment of the purchase price of such FFELP Loan.

            (c) Each representation, warranty, certification, covenant and agreement contained in this Agreement shall survive the applicable Loan Purchase Date.

            Section 5. Conditions of Purchase. The Purchaser's obligation to acquire and pay for the FFELP Loans hereunder by and through the Purchaser Trustee as of any applicable Loan Purchase Date shall be subject to each of the following conditions precedent:

            (a) All representations, warranties and statements by or on behalf of the Seller contained in this Agreement shall be true on the applicable Loan Purchase Date.

            (b) Any notification to or approval by the Secretary of Education or a Guarantee Agency required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the FFELP Loans shall have been made or received and evidence thereof delivered to the Purchaser.

            (c) The entire interest of the Seller in each FFELP Loan shall have been duly assigned pursuant to a Blanket Endorsement.

            (d) Physical custody and possession of the FFELP Loans (including all information and documentation which is described in a Seller's Closing Certificate) shall be transferred in the manner directed by the Purchaser.

            (e) Delivery by the Seller to the Purchaser on or before the applicable Loan Purchase Date of the following documentation: a Seller's Closing Certificate; a Blanket Endorsement; a Bill of Sale; and UCC-1 Financing Statements reflecting the transfer from the Seller to the Purchaser Trustee on behalf of the Purchaser.

            (f) Delivery by the Seller to the Purchaser, not less than one business day prior to the applicable Loan Purchase Date, of a fully executed and completed Loan Transfer Addendum, with respect to FFELP Loans referred to in the related Bill of Sale.

            (g) Adequate funds are available to the Purchaser from an indenture or other financing agreement relating to notes which will finance the acquisition of FFELP Loans under this Agreement.

            Section 6. Rejection of FFELP Loans.

            (a) If (i) the Seller is unable to make or furnish the representations and warranties required to be made or furnished by them pursuant to this Agreement as to a FFELP Loan or (ii) the Purchaser determines that the Seller is unable to fulfill one or more covenants or conditions of this Agreement as to a FFELP Loan, or (iii) the Purchaser, in its reasonable judgment, deems that a FFELP Loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions, or (iv) the Purchaser, in its reasonable judgment deems that a FFELP Loan is for any reason unacceptable to it, then the Purchaser may refuse to accept and pay for such FFELP Loan (or any substitute FFELP Loan offered by the Seller in lieu thereof).

            (b) If the Purchaser rejects a FFELP Loan, any such FFELP Loan shall be returned to the Seller by registered mail, together with a letter identifying each returned FFELP Loan and stating the basis for its return.

            The liability of the Purchaser in connection with the loss of or damage to any FFELP Loan to be returned to the Seller is limited to such loss or damage occurring as a result of their respective gross negligence or willful misconduct in handling or safekeeping FFELP Loans.

            Section 7. Notification to Borrowers. The servicing agent on behalf of the Seller shall notify Borrowers under the FFELP Loans as required by the Higher Education Act of the assignment and transfer to the Purchaser Trustee of the Seller's interest in such FFELP Loans and the Seller shall direct each Borrower to make all payments thereon directly to the Purchaser or as it may otherwise designate.

            Section 8. Obligations To Forward Payments and Communications. (a) The Seller shall promptly remit, or cause to be remitted, to the Purchaser all funds received by the Seller after the applicable Loan Purchase Date which constitute payments of principal or interest (including Interest Subsidy Payments) or Special Allowance Payments accrued after the applicable Loan Purchase Date with respect to any FFELP Loan.

            (b) The Seller shall immediately transmit to the Purchaser any communication received by the Seller after the applicable Loan Purchase Date with respect to a FFELP Loan or the Borrower under such a FFELP Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

            Section 9. Payment of Expenses and Taxes. Each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel; provided, however, that Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and contribution of the FFELP Loans.

            Section 10. Special Provisions Relating to MPN Loans.

            (a) The Seller hereby represents and warrants that the Seller is transferring all of its right title and interest in the MPN Loans to the Purchaser in Purchaser's individual capacity and not acting by and through the Purchaser Trustee, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Seller has reacquired) to any person other than the Purchaser, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the Seller. The Seller hereby covenants that the Seller shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.

            (b) The Seller hereby authorizes the Purchaser to file a UCC-1 financing statement identifying the Seller as debtor and the Purchaser as secured party and describing the MPN Loans transferred pursuant to this Agreement. The preparation or filing of such UCC-l financing statement is solely for additional protection of the Purchaser's interest in the MPN Loans and shall not be deemed to contradict the express intent of the Seller and the Purchaser that the transfer of MPN Loans under this Agreement is an absolute assignment of such MPN Loans and is not a transfer of such MPN Loans as security for a debt.

            Section 11. Other Provisions. (a) The Seller shall, at its expense, execute all other documents and take all other steps as may be requested by the Purchaser or the Purchaser Trustee from time to time to effect the sale and contribution hereunder of the FFELP Loans.

            (b) This Agreement, including the Exhibits hereto, sets forth the entire understanding among the parties hereto as to the subject matter set forth herein. The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by parties hereto. Inaction or failure to demand strict performance shall not be deemed a waiver.

            (c) This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

            (d) All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

            (e) This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            (f) If any provision of this Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

            (g) All notices, requests, demands or other instruments which may or are required to be given by either party to the other shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is given or upon expiration of a period of 48 hours from and after the postmark thereof when mailed, postage prepaid, by registered or certified mail, requesting return receipt, by overnight courier, or by telecopy, addressed as follows:

            If to the Purchaser:

                  SLC Student Loans Trust-I
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Corporate Trust Administration
                  Telephone: (203) 975-6112
                  Facsimile: (203) 975-6299

            with a copy to the Purchaser Trustee at:

                  Bankers Trust Company
                  Four Albany Street
                  New York, New York 10006
                  Until further notice:
                  100 Plaza One
                  Jersey City, NJ 07311
                  Attention: Structured Finance Services
                  Telephone: (201) 593-6793
                  Facsimile: (201) 593-6459

            If to the Seller:

                  SLC Student Loan Receivables I, Inc.
                  750 Washington Boulevard, 9th Floor
                  Stamford, Connecticut  06901
                  Attention:  Steven J. Gorey
                  Telephone:  (203) 975-6923
                  Facsimile:  (203) 975-6299

            with a copy to the Seller Trustee at:

                  Bankers Trust Company
                  Four Albany Street
                  New York, New York 10006
                  Until further notice:
                  100 Plaza One
                  Jersey City, New Jersey 07311
                  Attention: Structured Finance Services
                  Telephone:  (201)-593-6793
                  Facsimile:  (201)-593-6459

            Any party may change the address and name of the addressee to which subsequent notices are to be sent to it by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

            (h) This Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

            (i) This Agreement shall not be assignable by the Seller, in whole or in part, without the prior written consent of the Purchaser.

            (j) No remedy by the terms of this Agreement conferred upon or reserved to the Purchaser is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Agreement.

            (k) Acts to be taken by the Purchaser with respect to acquiring and holding title to FFELP Loans hereunder shall be taken by the Purchaser Trustee as directed by the Purchaser, which qualifies as an "eligible lender" trustee under the Higher Education Act, and all references herein to the Purchaser shall incorporate by this reference the fact that the Purchaser Trustee will be acquiring and holding title to FFELP Loans on behalf of the Purchaser, all as required under the Higher Education Act.

            (l) The parties hereto acknowledge that credit providers of the Purchaser, through an indenture or other financing arrangement, shall be third party beneficiaries of this Agreement with the power and right to enforce the provisions thereof, and any such credit providers may become an assignee of the Purchaser. The foregoing creates a permissive right on the part of such third party beneficiaries, and such third party beneficiaries shall be under no duties or obligations hereunder.

            IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.


                                    SLC STUDENT LOAN RECEIVABLES I, INC.,
                                          as Seller



                                    By:/s/ Steven J. Gorey
                                       -----------------------------------------
                                       Name:  Steven J. Gorey
                                       Title: Chief Financial Officer


                                    SLC Student Loan TRUST-I,
                                          as Purchaser


                                    By:   THE STUDENT LOAN CORPORATION,
                                                as Purchaser's administrator



                                    By:/s/ Steven J. Gorey
                                       -----------------------------------------
                                       Name:  Steven J. Gorey
                                       Title: Chief Financial Officer


                                    BANKERS TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Seller Trustee and Purchaser Trustee



                                    By:/s/ Eileen Hughes
                                       -----------------------------------------
                                       Name:  Eileen Hughes
                                       Title: Vice President

                                                                       EXHIBIT A

                             LOAN TRANSFER ADDENDUM

            This Loan Transfer Addendum (the "Addendum") is made and entered into as of the ____ day of ____________, _____, by and among SLC Student Loan Trust-I (the "Purchaser") acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Purchaser Trustee") and SLC Student Loan Receivables I, Inc. (the "Seller") acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Seller Trustee").

            WHEREAS, the parties hereto entered into the Loan Sale and Contribution Agreement, dated as of ________ __, 2002 (the "Loan Sale and Contribution Agreement"), and the Seller wishes to sell and contribute a portfolio of Eligible Loans to the Purchaser (as defined in the Loan Sale and Contribution Agreement), pursuant to and in accordance with the terms and conditions of the Loan Sale and Contribution Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

            1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Loan Sale and Contribution Agreement, unless otherwise specifically stated herein.

            2. Sale and Contribution of Eligible Loans. Subject to the terms and conditions of the Loan Sale and Contribution Agreement and in reliance upon the representations, warranties and covenants as set forth in the Loan Sale and Contribution Agreement, the Seller agrees to sell and contribute to the Purchaser Trustee, as trustee under the Eligible Lender Trust Agreement on behalf of the Purchaser, a portfolio of Eligible Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of approximately $_______ (the "Current Purchase Portfolio"). The difference between the fair market value of the FFELP Loans and the purchase price of the Current Purchase Portfolio shall be considered a capital contribution by the Seller to the Purchaser.

            3. Purchase Price. Subject to the terms and conditions of the Loan Sale and Contribution Agreement, the Purchaser agrees to acquire the Eligible Loans in the Current Purchase Portfolio at a purchase price equal to the sum of
(i) ______% of the aggregate unpaid principal balance thereon plus (ii) 100% of the accrued and unpaid interest thereon, each as of the Loan Purchase Date set forth in Section 4 hereof plus (iii) the entire amount of any origination fee which is authorized to be charged by the Higher Education Act with respect to the FFELP Loan being transferred.

            4. Loan Purchase Date. The Loan Purchase Date shall be no later than _______ __, 20__.

            5. Representations and Warranties. The Seller hereby makes the representations and warranties set forth in (i) Section 4(a) of the Loan Sale and Contribution Agreement, with respect to all the FFELP Loans and (ii) Section 10 (a) of the Loan Sale and Contribution Agreement, with respect to the MPN Loans as of the Loan Purchase Date set forth in Section 4 hereof.

            6. Effect on Loan Sale and Contribution Agreement. This Addendum sets forth the terms of sale and contribution solely with respect to the Current Purchase Portfolio. This Addendum shall have no effect upon any other sale or contribution of any Eligible Loans consummated or contemplated prior to or after the Loan Purchase Date, and all other terms, conditions and agreements contained in the Loan Sale and Contribution Agreement shall remain in full force and effect. Prior or subsequent sales and contributions of Eligible Loans shall each be governed by a separate Loan Transfer Addendum.


                                      SLC STUDENT LOAN RECEIVABLES I, INC.,
                                         as Seller



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    SLC Student Loan TRUST-I,
                                          as Purchaser


                                    By:   THE STUDENT LOAN CORPORATION,
                                          as Purchaser's administrator


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                      BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely as
                                         Seller Trustee and Purchaser Trustee



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                             LOAN TRANSFER SCHEDULE

                                                                       EXHIBIT B

                          SELLER'S CLOSING CERTIFICATE

            SLC Student Loan Receivables I, Inc. (the "Seller") does hereby certify that all representations, warranties and statements by or on behalf of the Seller contained in the Loan Sale and Contribution Agreement, dated as of _______ __, 2002 (the "Loan Sale and Contribution Agreement"), by and among the Seller, acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Seller Trustee") and SLC Student Loan Trust-I (the "Purchaser") acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Purchaser Trustee"), are true and correct on and as of _______ __, 20__*;

            FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each FFELP Loan (as defined in the Loan Sale and Contribution Agreement) acquired under the Loan Sale and Contribution Agreement, have heretofore been furnished to the Purchaser or are simultaneously herewith delivered in accordance with the instructions of the Purchaser, pursuant to subsection 4(d) of the Loan Sale and Contribution Agreement:

            o Department of Education application or Guarantee Agency application, as supplemented;

            o     Interim note(s) for each Loan that is not an MPN Loan;

            o     Payout note(s) for each Loan that is not an MPN Loan;

            o     Disclosure and Loan information statement;

            o Guarantee Agreement, Agreement for Participation in the Guaranteed Loan Program and Notification of Loan Approval by the Guarantee Agency with respect to each Guaranteed Loan (or certified copy thereof);

            o Any other documentation held by the Seller relating to the history of such Eligible Loan;

            o Secretary of Education and Guarantee Agency Loan Transfer Statements;

            o Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto

            o     Evidence of Loan disbursement; and

            o Any other document required to be submitted with a claim to the Guarantee Agency.

            IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by an officer hereunto duly authorized as of _____ __, 20__*.

                                      SLC STUDENT LOAN RECEIVABLES I, INC.


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

* Insert applicable Loan Purchase Date.

                                                                       EXHIBIT C

                             BLANKET ENDORSEMENT OF
                          STUDENT LOAN PROMISSORY NOTES

            Pursuant to the Loan Sale and Contribution Agreement, dated as of _______ __, 2002 (the "Loan Sale and Contribution Agreement"), the undersigned ("Seller"), by execution of this instrument, hereby endorses all promissory notes purchased by Bankers Trust Company, as eligible lender trustee (the "Purchaser Trustee") for SLC Student Loan Trust-I (the "Purchaser"). This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Loan Sale and Contribution Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to Purchaser Trustee on behalf of the Purchaser.

            This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and related documentation acquired by the Purchaser Trustee on behalf of the Purchaser from Seller, or by attaching this instrument to the loan ledger schedule, as the Purchaser may require or deem necessary.

            Dated this ___ day of , __________ __, 20__.

                                      SLC STUDENT LOAN RECEIVABLES I, INC.



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT D

                                  BILL OF SALE

            FOR VALUE RECEIVED, SLC Student Loan Receivables I, Inc. (the "Seller"), pursuant to the terms and conditions of the Loan Sale and Contribution Agreement, dated as of _________ __, 2002 (the "Loan Sale and Contribution Agreement"), by and among the Seller, acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Seller Trustee") and SLC Student Loan Trust-I (the "Purchaser") acting by and through Bankers Trust Company, not individually but solely as eligible lender trustee (the "Purchaser Trustee"), does hereby grant, sell, contribute, assign, transfer and convey to the Purchaser Trustee on behalf of the Purchaser and its successors and assigns, all right, title and interest of the Seller in and to the following:

            (1) The loans described in ANNEX I, attached hereto (the "Loans"), including the guarantee of the Loans issued by a guarantee agency pursuant to the Federal Family Education Loan Program (20 U.S.C. ss. 1071 et seq.);

            (2) All promissory notes and related documentation evidencing the indebtedness represented by such Loans; and

            (3) All proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any guarantee agency with respect thereto, and all interest benefit payments and special allowance payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale and contribution made hereby.

            TO HAVE AND TO HOLD the same unto the Purchaser Trustee on behalf of the Purchaser, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Loan Sale and Contribution Agreement, and is without recourse, except as provided in the Loan Sale and Contribution Agreement.

            IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the ____ day of _______ __, 20__.

                                      SLC STUDENT LOAN RECEIVABLES I, INC.



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                         ANNEX I